PRUDENTIAL FLEXGUARD NEW YORK

A FLEXIBLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)

Issued By
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
With Variable Investment Options offered in connection with its
Pruco Life of New Jersey Flexible Premium Variable Annuity Account

SUMMARY PROSPECTUS FOR NEW INVESTORS
Dated: July 1, 2024

This summary prospectus summarizes certain key aspects of the Annuity. Before you (the “Owner”) invest you should also review the statutory prospectus for the Prudential FlexGuard New York B Series Contract, which contains more information about the Annuity’s features, benefits, and risks. You can find this document and other information about the Annuity online at www.prudential.com/regdocs/PLNJ-FlexGuard-NY-STAT. The Index Strategy crediting options available with this Annuity are described in a separate prospectus, Prudential FlexGuard New York, Flexible Premium Deferred Index-Linked and Variable Annuity (B Series) (the “Index Strategies Prospectus”), which can be found on our website at www.prudential.com/regdocs/PLNJ-FlexGuard-NY-S3. You can also obtain this information at no cost by calling 1-888-PRU-2888. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties (60 days if the Contract is being issued as a replacement for another annuity contract or a life insurance policy). Upon cancellation, you will receive your Account Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PLNJFGNYPROS-ISP

GLOSSARY OF TERMS

Account Value: The Interim Value for each Index Strategy plus the total value of any allocations in the Variable Investment Sub-accounts (including the Holding Account) and the Transfer Account on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit applicable to that Index Strategy would be used instead of the Interim Value.

Annuitant/Joint Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date.   Please speak to your Financial Professional regarding exceptions that may apply.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the “Annuity Payout Options” section of the Annuity.

Buffer: The Buffer limits the amount of negative Index Credit that may be applied to the Index Strategy Base on any Index Strategy End Date. Any negative Index Return in excess of the Buffer reduces the Account Value. The Buffer may vary by Index and Index Strategy Term subject to the minimum Buffer level of 10%.

Cap Rate: The Cap Rate limits the amount of Index Credit that may be credited to the Index Strategy Base on any Index Strategy End Date when the Index Return is positive. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Annuity contracts or for other Annuity contracts issued at different times.
For the Point-to-Point with Cap and Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate, as applicable, equals 5.00% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, 4.00% for a one-year Index Strategy Term with a 20% Buffer and 3% for a one-year Index Strategy Term with a 30% Buffer. The Guaranteed Minimum Cap Rate equals 15.00% for a three-year Index Strategy Term with a 10% Buffer, 13.50% for a three-year Index Strategy Term with a 15% Buffer and 12.00% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 30.00% for a six-year Index Strategy Term with a 10% Buffer, 27.00% for a six-year Index Strategy Term with a 15% Buffer, 24.00% for a six-year Index Strategy Term with a 20% Buffer and 18% for a six-year Index Strategy Term with 30% Buffer.

Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

Index (Indices): The underlying Index associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.

Index Strategy(ies): Any Index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

Owner: The Owner is either an eligible entity or natural person named as having ownership rights in relation to the Annuity.

Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers. Participation Rates, upon renewal, may be higher or lower than the initial Participation Rate but will never be less than the Guaranteed Minimum Participation Rate. Renewal Participation Rates may differ from the Participation Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Participation Rate equals 100% for the Tiered Participation Rate Index Strategy.

Portfolio: An underlying mutual fund, or series thereof, in which a Sub-account of the Separate Account invests. A Portfolio also may be referred to in the prospectus as an Underlying Portfolio.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity. We will deduct any applicable fees, charges or Tax Charges prior to allocation to the Allocation Options you select, or the Holding Account for Purchase Payments received between Index Anniversary Dates.

Savings Stage: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

July 1, 2024Initial Summary Prospectus   1

Separate Accounts: Refers to Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Index Strategies Separate Account, which hold assets associated with the Annuity issued by Pruco Life of New Jersey. Pruco Life of New Jersey Flexible Premium Variable Annuity Account assets are held in support of the Variable Investment Sub-accounts and are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct, while the assets in the Index Strategies Separate Account are not insulated from the creditors of Pruco Life of New Jersey.

Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” later in the statutory prospectus for the Service Center address.

Variable Investment Sub-account: A division of the Variable Separate Account. A Variable Investment Sub-account also may be referred to in this prospectus and the Annuity as a Variable Sub-account or Sub-account.

July 1, 2024Initial Summary Prospectus   2

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals

If you withdraw money from the Annuity within 6 years following your Annuity Issue Date, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the Purchase Payment, and a surrender charge may be assessed up to 6 years after the date of each Purchase Payment. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.

For more information on surrender charges, please refer to the “Fees, Charges and Deductions” section of the statutory prospectus.
Transaction Charges	None.
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.20%(1)	1.30%(1)
	Investment options (Portfolio fees and expenses)	0.58%	1.26%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None.	None.

(1)Mortality and expense risk charge and administration charge. A percentage of the net assets of the Variable Sub-account. For Net Purchase Payments equal to or greater than $1,000,000 the charge will be 1.20%.

Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,922	Highest Annual Cost $2,611

Assumes:

●

Investment of $100,000

●

5% annual appreciation

●

Least expensive Portfolio fees and expenses

●

No optional benefits

●

No sales charges

●

No subsequent Purchase Payments, transfers or withdrawals

Assumes:

●

Investment of $100,000

●

5% annual appreciation

●

Most expensive combination of optional benefits and Portfolio fees and expenses

●

No sales charges

●

No subsequent Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” section of the statutory prospectus.

July 1, 2024Initial Summary Prospectus   3

Risks
Risk of Loss	You can lose money by investing in the Annuity. For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Annuity” section of the statutory prospectus.
Not a Short-Term Investment

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Annuity” section of  the statutory prospectus.

Risks Associated with Investment Options

An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Index Strategies, each of which has its own unique risks. You should review the investment options before making an investment decision.
For more information on the risks associated with investment options, please refer to the “Principal Risks of Investing in the Annuity” section of  the statutory prospectus.

Insurance Company Risks

An investment in the Annuity is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the “Principal Risks of Investing in the Annuity” section of  the statutory prospectus.

Restrictions
Investments

We reserve the right to remove or substitute Portfolios as investment options. When investing in an Index Strategy, we reserve the right to change Cap Rates, Participation Rates and Buffers at any time subject to Guaranteed Minimum Rates and minimum Buffer level. Guaranteed Minimum Rates for each Index Strategy and the minimum Buffer level are disclosed in the “Glossary of Terms” section under the definitions of Cap Rates, Participation Rates and Buffer. There is no guarantee that an Index Strategy will be available in the future.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to “Appendix A”, “Investment Options” and the “Financial Professional Permission To Forward Transactions Instructions” sections of the statutory prospectus.

Optional Benefits	None.

July 1, 2024Initial Summary Prospectus   4

Taxes
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Tax Considerations” section of the statutory prospectus.

Conflicts of Interest
Investment Professional Compensation

Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Annuity.
For more information on investment professional compensation, please refer to the “Who Distributes the Annuities?” section of  the statutory prospectus.

Exchanges

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
For more information on exchanges, please refer to the “Who Distributes the Annuities?” section of  the statutory prospectus.

July 1, 2024Initial Summary Prospectus   5

OVERVIEW OF THE ANNUITY

The Prudential FlexGuard index-linked and variable annuity Contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life Insurance Company, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement through Annuitization. The Annuity provides for the potential accumulation of retirement savings through investment in certain Index Strategies and Variable Investment Sub-accounts during the Savings Stage.

The Annuity offers various Variable Investment Sub-accounts and Index Strategy Allocation Options.

VARIABLE INVESTMENT SUB-ACCOUNTS

Each Variable Sub-account invests in a Portfolio whose share price generally fluctuates each day. The Variable Investment Sub-accounts do not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to the Variable Investment Sub-accounts, which could result in a significant amount of loss. The assets that are held in support of the Variable Sub-accounts are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Additional information about the Portfolios is provided in Appendix A to the prospectus.

INDEX STRATEGIES

The Index Strategies provide an Index Credit based on the Index Return of the underlying Index associated with the Index Strategy. The Index Strategies provide a level of protection against negative Index Returns; however, negative Index Returns in excess of the Buffer will result in a loss of principal and any prior earnings, which could also result in a significant amount of loss. Assets supporting the Index Strategies are held in a non-insulated, non-registered separate account and are subject to the claims of the creditors of Pruco Life of New Jersey and the benefits provided are subject to the claims paying ability of Pruco Life of New Jersey. For more information on Index Strategies, please refer to the Index Strategies Prospectus.

DEATH BENEFITS

You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by federal tax law. The Death Benefit is the Return of Purchase Payments Death Benefit. Please see “Death Benefits” in the statutory prospectus for more information.

ANNUITIZATION

During Annuitization, you can elect to receive annuity payments (1) for life with a guaranteed minimum number of payments or (2) based on joint lives. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefit will no longer apply. We reserve the right to make available other annuity options. See the “Annuity Options” section of the statutory prospectus.

WITHDRAWALS

You can withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply. Withdrawals may be subject to ordinary income tax and may be subject to a 10% additional tax for withdrawals taken prior to age 59½.

Transfers among Index Strategies and Variable Investment Sub-accounts, where permitted, are tax-free. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

July 1, 2024Initial Summary Prospectus   6

BENEFITS AVAILABLE UNDER THE ANNUITY

The following table summarizes information about the benefit available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Return of Purchase Payments Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they receive the greater of the Return of Purchase Payments Amount and Account Value.	Standard	0%	The Death Benefit may not be electively terminated. This Death Benefit will terminate upon a change of Owner or Annuitant. The Death Benefit for any changed Owner or Annuitant will be Account Value.

July 1, 2024Initial Summary Prospectus   7

PURCHASING YOUR ANNUITY

In order to purchase the Annuity, you must be no older than age 85. Also, we require a minimum Purchase Payment of $25,000. We must approve any complete Purchase Payment where the total amount equals $1,000,000 or more. See your Financial Professional to complete an application.

The Maximum Age for Initial Purchase applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the oldest Annuitant as of the day we would issue the Annuity. For an Annuity purchased as a Beneficiary Annuity, the maximum issue age is 85 and applies to the Key Life.

Purchase Payments

A Purchase Payment is the money you give us to invest in the Annuity. Unless we agree otherwise and subject to our rules, the Annuity has a required minimum initial Purchase Payment of $25,000. Subsequent Purchase Payments may be made at any time during the Savings Stage, subject to certain limitations.

Currently you may make subsequent Purchase Payments, provided that the payment is at least $100 ($50 minimum for electronic funds transfer (“EFT”) purchases). You may make subsequent Purchase Payments at any time before the earlier of (i) the Annuity Date and (ii) the oldest Owner’s 86th birthday (the Annuitant’s 86th birthday, if the Annuity is owned by an entity). We will allow Purchase Payments at least prior to the first anniversary of the Issue Date regardless of the oldest Owner’s age, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity. No subsequent Purchase Payments are allowed if the Annuity is held as a Beneficiary Annuity. We will apply any subsequent Purchase Payment as of the Valuation Day that we receive it at our Service Center in Good Order. If you have not provided allocation instructions with a subsequent Purchase Payment, we will allocate the Purchase Payment to the Holding Account. We may limit, restrict, suspend or reject any subsequent Purchase Payments in a non-discriminatory manner, subject to certain circumstances outlined in the statutory prospectus.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

ALLOCATION OF PURCHASE PAYMENTS

Initial Purchase Payment(s)

Issuance of an Annuity represents our acceptance of an initial Purchase Payment. On the Issue Date, we allocate all or part of your initial Purchase Payment to the Transfer Account, Index Strategy(ies) and/or the Variable Sub-accounts we make available, according to your instructions. No interest accrues or is paid on funds in the Transfer Account. Allocations must be made in whole percentages and must equal 100%.

If the Index Effective Date is not a Valuation Day, the initial Index Value for the Index Effective Date will be the following Valuation Day that the Index is calculated and published.

If you choose to only allocate your initial Purchase Payment to Variable Investment Sub-accounts and not elect allocation to the Index Strategies (either at contract issue or at the end of the Transfer Account Period), you can transfer to the Index Strategies at a future date of your choosing, which would then establish the Index Effective Date and subsequent Index Anniversary Date.

Subsequent Purchase Payment(s)

Subsequent Purchase Payments received on an Index Anniversary Date may be used to start a new Index Strategy. Subsequent Purchase Payment(s) received between Index Anniversary Dates will be allocated to the Variable Investment Sub-accounts as instructed by the Owner. If you do not provide any instructions, the subsequent Purchase Payment(s) will be placed in the Holding Account. The Purchase Payment(s) may be transferred to an Index Strategy on the next Index Anniversary Date or may be transferred among the available Variable Investment Sub-accounts at any time.

Crediting Purchase Payments to Your Account

Initial Purchase Payment(s)

We will issue your Annuity and allocate your complete Purchase Payment within two Business Days after we receive your initial Purchase Payment and all information that we require for the purchase of an Annuity in Good Order. An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity.

July 1, 2024Initial Summary Prospectus   8

Subsequent Purchase Payment(s)

The Holding Account is the PSF PGIM Government Money Market Sub-account. The Holding Account will be used for subsequent Purchase Payments received between Index Anniversaries if you provided no other instructions for the Purchase Payment in any other available Variable Investment Sub-account. Since you may only allocate to the Index Strategies on Index Anniversaries, subsequent Purchase Payments will remain in the Holding Account (or Variable Investment Sub-account(s) of your choosing) until an Index Anniversary Date where they may be reallocated to the Index Strategies.

July 1, 2024Initial Summary Prospectus   9

SURRENDERING YOUR CONTRACT OR MAKING WITHDRAWALS:
ACCESSING THE MONEY IN YOUR CONTRACT

WITHDRAWALS

You can receive access to your money by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to ordinary income tax, a 10% additional tax for withdrawals taken prior to age 59½, and Contingent Deferred Sales Charges. Withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” in the statutory prospectus for more information. In addition, any time a partial withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.

Our Systematic Withdrawal Program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. Systematic withdrawals can be made from your Account Value allocated to the Index Strategies or Variable Sub-accounts. Please note that systematic withdrawals may be subject to ordinary income tax, a 10% additional tax for withdrawals taken prior to age 59½, and Contingent Deferred Sales Charges.

In the absence of instructions, systematic withdrawals will be taken on a proportional basis from all Variable Investment Sub-accounts until the Variable Investment Sub-accounts have been depleted, next from the Transfer Account, if applicable, and then they will be taken proportionally from all the Index Strategies.

You may elect to receive income through fixed annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

SURRENDERS

During the Savings Stage you can surrender your Annuity at any time and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, and any applicable Tax Charges.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $5,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” in the statutory prospectus for information on the impact of the minimum Surrender Value at Annuitization.

Your Surrender Value taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see the Index Strategies Prospectus.

July 1, 2024Initial Summary Prospectus   10

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options, where applicable. State premium taxes may also be deducted.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each Purchase Payment)	7.00%
Transfer Fee	None

(1)	Withdrawal Charges in subsequent years*
	Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
	Less than 1 year old	7.0%
	1 year old or older but not yet 2 years old	7.0%
	2 years old or older but not yet 3 years old	6.0%
	3 years old or older but not yet 4 years old	5.0%
	4 years old or older but not yet 5 years old	4.0%
	5 years old or older but not yet 6 years old	3.0%
	6 years old or older	0.0%
	*

The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn.

The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Annuity Expenses	Current	Maximum
Base Contract Expense (as a percentage of the net assets of the Variable Sub-accounts)[1]	1.30%[2]	1.30%
1.	Mortality & Expense Risk Charge and the Administration Charge.
2.	For Net Purchase Payments equal to or greater than $1,000,000 the Base Contract Expense will be 1.20%.

The next item shows the maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. More information about the Portfolios, including their annual expenses, may be found in Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.58%	1.26%

July 1, 2024Initial Summary Prospectus   11

Example

This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.

The Example assumes that you invest $100,000 in the annuity contract for the time periods indicated. The Example also assumes that your investment has a 5% return. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$9,611	$14,018	$17,680	$29,029
If you annuitize your annuity at the end of the applicable time period:	$2,611	$8,018	$13,680	$29,029
If you do not surrender your annuity at the end of the applicable time period:	$2,611	$8,018	$13,680	$29,029

	Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$8,922	$11,944	$14,213	$22,073
If you annuitize your annuity at the end of the applicable time period:	$1,922	$5,944	$10,213	$22,073
If you do not surrender your annuity at the end of the applicable time period:	$1,922	$5,944	$10,213	$22,073

July 1, 2024Initial Summary Prospectus   12

APPENDIX A – PORTFOLIOS AVAILABLE UNDER THE ANNUITY

The following is the list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLNJ-FlexGuard-NY-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Annuity may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Equity	MFS® International Growth Portfolio - Service Class♦ Massachusetts Financial Services Company	1.13%	14.39%	9.20%	6.09%
Fixed Income	MFS® Total Return Bond Series - Service Class♦ Massachusetts Financial Services Company	0.78%	7.13%	1.58%	1.96%
Allocation	MFS® Total Return Series - Service Class♦ Massachusetts Financial Services Company	0.86%	10.22%	8.27%	6.27%
Equity	MFS® Value Series - Service Class♦ Massachusetts Financial Services Company	0.94%	7.63%	11.07%	8.25%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class III PGIM Fixed Income	0.58%	4.61%	N/A	N/A
The additional information below may be applicable to the Portfolios listed in the above table:
PGIM Fixed Income is a business unit of PGIM, Inc.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

July 1, 2024Initial Summary Prospectus   A-1

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

The statutory prospectus and statement of additional information (SAI) include additional information. The statutory prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The statutory prospectus and SAI are available, without charge, upon request. For a free copy of the SAI, call us at 1-888-PRU-2888, visit our website at www.prudential.com/regdocs/PLNJ-FlexGuard-NY-STAT, or write to us at: Prudential Annuities Service Center, P.O. Box 7960, Philadelphia, PA 19176.

Reports and other information about Pruco Life Insurance Company of New Jersey is available on the SEC’s website at www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000239095	PLNJFGNYPROS-ISP